UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 7.01. Regulation FD Disclosure.

D. Neil Dauby, President and Chief Operating Officer, and Bradley M. Rust, Senior Executive Vice President and Chief Financial Officer, of German American Bancorp, Inc. (“German American”) will participate in the 2021 Hovde Group Financial Services Conference being held on November 3 - 5, 2021, by hosting a series of meetings with investors.

Attached as Exhibit 99.1 is the information that will be provided to meeting participants. Such information is incorporated herein by reference.

The information in this Item 7.01, including the information incorporated herein from Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to German American’s goals, intentions and expectations; statements regarding German American’s business plan and growth strategies; statements regarding the asset quality of German American’s loan and investment portfolios; statements relating to the expected timing and benefits of the proposed merger between German American and Citizens Union Bancorp of Shelbyville, Inc. (“CUB”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the merger, and estimates of German American’s risks and future costs and benefits, whether with respect to the merger or otherwise.

Readers are cautioned that, by their nature, all forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. Actual results may differ materially and adversely from the expectations of German American that are expressed or implied by any forward-looking statement. As a result, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made, and German American undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement is made. You should also consider the risks, uncertainties, and other factors disclosed by German American in its Annual Report on Form 10-K for its fiscal year ended December 31, 2020, and other filings made from time to time with the Securities and Exchange Commission (“SEC”), when considering any forward-looking statement.

Additional Information About the Merger and Where to Find It

The proposed merger of CUB with and into German American will be submitted to the CUB shareholders for their consideration. In connection with the proposed merger, on October 20, 2021, German American filed with the SEC a Registration Statement on Form S-4 (SEC File No. 333-260386) that includes a proxy statement for CUB and a prospectus for German American, and other relevant documents concerning the proposed merger. A definitive proxy statement/prospectus will also be sent to CUB stockholders. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Communications in this filing do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval.

You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about German American, without charge, at the SEC’s website (http://www.sec.gov) or by accessing German American’s website (http://www.germanamerican.com) under the tab “Investor Relations” and then under the heading “Financial Information.” Copies of the proxy statement/prospectus and the filings with the SEC incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or to David M. Bowling, Chief Executive Officer, Citizens Union Bancorp of Shelbyville, Inc., 1854 Midland Trail, Shelbyville, Kentucky 40065, telephone 866-633-4450.

Participants in the Solicitation

German American and CUB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CUB in connection with the proposed merger. Information about the directors and executive officers of German American is set forth in the proxy statement for German American’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 30, 2021, which information has been updated by German American from time to time in subsequent filings with the SEC. Information about the directors and executive officers of CUB is set forth in the proxy statement/prospectus relating to the proposed merger. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the proxy statement/prospectus relating to the proposed merger. Free copies of this document may be obtained as described above.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	German American Bancorp, Inc. Presentation dated November 3 - 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: November 3, 2021	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer